[LOGO]

   ADVANTUS
FAMILY OF FUNDS

ANNUAL REPORT TO SHAREHOLDERS
ADVANTUS SPECTRUM FUND

SEPTEMBER 30, 1998

ADVANTUS SPECTRUM FUND
TABLE OF CONTENTS

PERFORMANCE UPDATE                            2

INVESTMENTS IN SECURITIES                     8

STATEMENT OF ASSETS AND LIABILITIES          14

STATEMENT OF OPERATIONS                      15

STATEMENTS OF CHANGES IN NET ASSETS          16

NOTES TO FINANCIAL STATEMENTS                17

INDEPENDENT AUDITORS' REPORT                 22

FEDERAL INCOME TAX INFORMATION               23

SHAREHOLDER SERVICES                         25

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholder:

Economic prosperity and record-setting U.S. markets over the last few years have lulled many Americans into dreaming of perpetual gain. In this year, the effects of global economic turmoil and market volatility have awakened us.

The global economy has been exposed to the negative effects of Asia's economic debacle for over a year, and this negative growth is highly contagious. About 40 percent of the world's economies are in recession. Japan continues to seek the financial stimulus necessary to recover. In Russia, a backlash against capitalism continues to unfold. Also, Latin America, Brazil in particular, has seen its competitive position deteriorate sharply. We anticipate that world growth will slow to an annual rate of 1 percent by the end of 1998. This is a dramatic change from one year ago (down 3 percent).

As expected, the U.S. economy is slowing. The growth forecast for our country at the end of this reporting period (September 30, 1998) was 1.5 to 2 percent, a drop from the 3 percent experienced a year ago. Current economic conditions favor bonds, as yields will likely decline in light of slowing economic conditions. Deflation fears have sustained a global "flight to quality" as investors dumped the riskier assets of developing countries and sought the relative safety of high quality bonds in the major countries.

We anticipate that there will be a continuation of tight fiscal policy. However, monetary policy will change. We expect interest rates to move lower in the upcoming quarters, as we believe it is likely that the Federal Reserve Board will aggressively lower the Fed Funds rate to inject liquidity into a globally stressed financial system.

The yield curve should steepen, with short-term interest rates declining further than long-term interest rates. We expect the corporate bond sector will stabilize and spreads will recover as the Fed acts to provide liquidity.

Many stocks have declined significantly in response to reduced earnings expectations, and many stocks are now attractively valued. Interest rates have declined, which improves the relative value of stocks. However, we expect that stocks may remain volatile for the near term.

We have witnessed a significantly higher level of volatility in the U.S. stock markets as most indices and stock funds came under pressure. The flight to quality in all kinds of securities was reinforced and magnified by more visible risks in a number of sectors.

A declining equity market hurt corporate bonds as investors began worrying about the likelihood of lower earnings. Companies with international exposure became a concern. Liquidity in the corporate bond market began to evaporate, as traders became reluctant to bid on corporate bonds. These factors pushed corporate bond spreads even wider, causing them to underperform U.S. Treasury securities.

In the pages that follow, the Fund's manager will give you information about how the economy and conditions within the market affected the Fund during this reporting period. The manager will specifically discuss your Advantus Fund's performance and share some strategies that were used to manage the Fund.

Meanwhile, continue investing for the long term. We believe that you will derive the greatest benefit by doing so. Be thoughtful about the diversification of your portfolio, and maintain a high quality portfolio. Consider putting a periodic investment program in place. It will help you weather volatility in the markets.

Sincerely,

/s/ William N. Westhoff
William N. Westhoff, President
Advantus Funds

ADVANTUS SPECTRUM FUND
PERFORMANCE UPDATE

[PHOTO]
THOMAS A. GUNDERSON, CFA
PORTFOLIO MANAGER
The Advantus Spectrum Fund is a mutual
fund seeking the most favorable total
return (including interest, dividends and capital appreciation) consistent with preservation of capital. To achieve this objective, the Fund will vary the composition of its portfolio with prevailing economic conditions. At any given time, the Fund's portfolio may be primarily composed of equity securities
(common stock, preferred stock and
securities convertible into equity
securities), mortgage-related securities, debt securities, money market securities or any combination of these securities.
The investment adviser's positioning of
the portfolio is determined by the
intermediate term outlook for economic
trends and market momentum.
  -Dividends paid quarterly.
  -Capital gains distributions paid annually.

PERFORMANCE

The Advantus Spectrum Fund's performance for the year ended September 30, 1998 for each class of shares offered was as follows:

Class A.................................    11.31 percent*
Class B.................................    10.55 percent*
Class C.................................    10.57 percent*

The Fund slightly underperformed a 60/40 blend of the Russell 1000 Growth Index** and the Lehman Brothers Aggregate Bond Index,+ which earned 11.94 percent for the same period. The Fund's benchmarks, the Russell 1000 Growth Index** and the Lehman Brothers Aggregate Bond Index+ returned 11.11 percent and
11.51 percent, respectively, for the year ended September 30, 1998. The Merrill Lynch-Wilshire Capital Markets Index++ returned 5.97 percent for the same period.

In prior reporting periods, the Merrill Lynch-Wilshire Capital Markets Index++ was used as the Fund's benchmark. The Russell 1000 Growth Index** and the Lehman Brothers Aggregate Bond Index+ better fit our stated investment objective than did the Merrill-Lynch Wilshire Capital Markets Index++.

PERFORMANCE ANALYSIS

The Fund successfully navigated its way through the rough and volatile financial markets this year. Our investment strategy, which relies on fundamental research leading to strong stock and bond selections, contributed to the Fund's performance for the reporting period. The Fund posted in the top 5 percent of funds with a similar investment objective according to Morningstar, Inc. for the one year period ending September 30, 1998. (Percentile ranking for the Fund was based on 656 mutual funds in the Morningstar Domestic Hybrid universe. Criteria for percentile ranking is the following: 1 = Best / 100 = Worst. Morningstar rankings are based on total return and do not include the effect of sales charges.) The strong performance relative to like funds was due primarily to two factors. First, the stock portion of the Fund exceeded the overall performance of the stock market. Second, opportunistic purchases were made on price weakness throughout the year, adding to the total portfolio return. Over the past year, the stock market and the bond market have shown approximately equivalent returns. Stocks were driven higher by surging corporate profits; while low inflation, weak foreign economies and a flight to quality into U.S. Treasuries propelled the bond market.

Healthcare was clearly the strongest sector within the stock market as it reacted positively to excellent fundamentals. Some factors that drove this strong growth in the healthcare sector were favorable aging demographics combined with medical advances, as well as the ability of pharmaceutical

                                                                        ADVANTUS
                                                                   SPECTRUM FUND
                                                              SEPTEMBER 30, 1998

companies to engage in mass-market advertising. Pfizer, Inc., Merck & Co., Inc., Bristol-Myers Squibb Company, and Guidant Corporation were some of the healthcare stocks that helped performance of the Fund over the past year.

A mixture of other growth companies with solid long-term fundamentals also contributed favorably to performance. Stocks such as Paychex Incorporated, a market leader in payroll processing in the small-employer market, gained over 100 percent* in the past year as it continued its excellent growth rate. Carnival Corporation (cruise line) and Safeway, Inc (grocery retailer) continued to meet or exceed our expectations of revenue and earnings growth and posted strong performance. Large technology companies also had a positive impact on the Fund with Cisco Systems, Inc., Microsoft Corporation, and Lucent Technologies Corporation leading the way with 12-month appreciation of 90 percent,* 66 percent,* and 70 percent,* respectively, for the year ending September 30, 1998.

Energy was the weakest sector of the market over the past year. Energy's lag was due to the falling price of oil from the low $20s per barrel to the $13-14 per barrel range. The Fund's single investment in energy, Anadarko Petroleum, actually posted a positive return, as they were able to make major new discoveries at a reasonable cost.

Overall, our stock approach of investing in established companies with above average sustainable earnings growth was the right place to be over the past year. An overall slowing in corporate earnings growth led to higher valuations on companies that proved their ability to continue their growth trend.

Bonds were an attractive financial asset over the past year, as they posted a high single-digit total return for the 12 month period ending September 30, 1998. The Fund had substantial investments in high quality corporate bonds, along with U.S. Treasury securities and mortgage-backed securities. This portion of the Fund offered current income and capital gains; it also provided stability throughout the stock market correction in the third calendar quarter of 1998.

Over the past twelve months we have gradually increased the Fund's stock weight and reduced its bond weight in the portfolio. The correction in the stock market allowed us to purchase growth companies at attractive valuation levels. Also, as yields moved lower for bonds, they became less attractive and were sold from the portfolio. The move in bond yields was substantial as the yield on the 10 year U.S. Treasury Bond fell from over 6 percent on 9/30/97 (Bonds made up 40 percent of the Fund at that time.) to 4.4 percent on 9/30/98. The asset allocation in the portfolio at its fiscal year end (9/30/98) is 71 percent stocks, 26 percent bonds, and 3 percent cash/cash equivalents.
*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.
**The Russell 1000 Growth Index contains stocks from the Russell 1000 with a greater than average growth orientation. The Russell 1000 are the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks which represents approximately 98 percent of the U.S. market.
+The Lehman Brothers Aggregate Bond is comprised of the Lehman Brothers Government Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index.
++The Merrill Lynch-Wilshire Capital Markets Index is a market value-weighted index measuring the total return performance of the combined domestic taxable fixed income and equity markets. It includes the entire domestic common stock universe for which daily pricing is available, as well as all publicly placed domestic taxable debt issues with at least one year remaining to maturity and at least ten million dollars par value.

ADVANTUS
SPECTRUM FUND
SEPTEMBER 30, 1998

OUTLOOK

The cascading economic impact that started with emerging countries in the fall of 1997 has not yet fully run its course. The well-documented problems in Asia and Japan along with the collapse in the Russian market may have further ramifications on the U.S. economy and our financial markets. The next wave is likely to be a weakened demand for U.S. products causing layoffs in the U.S. with the possibility of a recession in 1999. While few people expect an end to economic cycles, it always seems to be a negative surprise when we are looking into the teeth of the down side of the cycle.

While the current economic concerns are real, there are many financial weapons available to keep us out of a recession, including a stimulative monetary policy (i.e., the Federal Reserve Board lowers interest rates), as well as a stimulative U.S. fiscal policy--an option we have not seen for many years. Over the long term, U.S. based companies continue to show that they are the best managed in the world and have access to financial capital in possibly the most solid financial markets in the world. Throughout an economic cycle many of these U.S. companies still have the ability to offer attractive financial gain--a concept we should not dismiss in weaker periods of the economic cycle.

The Fund will continue to invest in a combination of growth stocks, quality bonds and mortgages, along with selective use of money market securities. We position the Fund to meaningfully participate in market advances while protecting your capital during periods of market decline. This has been our strategy since the Fund's inception over 10 years ago. This past year's success is a confirmation of this strategy.

                                                                        ADVANTUS
                                                                   SPECTRUM FUND
                                                              SEPTEMBER 30, 1998

 COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN ADVANTUS SPECTRUM FUND, MERRILL LYNCH-WILSHIRE CAPITAL MARKETS INDEX, RUSSELL 1000 GROWTH
                                     INDEX,
                     LEHMAN BROTHERS AGGREGATE BOND INDEX,
                     BLENDED INDEX AND CONSUMER PRICE INDEX

On the following three charts you can see how the total return for each of the three classes of shares of the Advantus Spectrum Fund compared to the Merrill Lynch-Wilshire Capital Markets Index, Russell 1000 Growth Index, Lehman Brothers Aggregate Bond Index, a blended index of 60 percent Russell 1000 Growth Index and 40 percent Lehman Brothers Aggregate Bond Index, and the Consumer Price Index. The lines in the Class A graph represent the cumulative total return of a hypothetical $10,000 investment made on September 30, 1988 through September 30, 1998. The lines in the Class B and Class C graph represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of Class B and Class C shares of the Advantus Spectrum Fund (August 19, 1994 and March 1, 1995, respectively) through September 30, 1998.

                                    CLASS A

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
One year                                                      5.75%
Five year                                                    10.34%
Ten year                                                     11.30%
Since inception (11/16/87)                                   11.24%
                                                        ML-Wilshire
                                                    Capital Markets                               Russell 1000       Lehman Brothers
                                           Class A            Index        CPI   Blended Index    Growth Index  Aggregate Bond Index
9/30/88                                     10,000           10,000     10,000          10,000          10,000                10,000
10/31/88                                     9,626           10,190     10,292          11,095          10,195                10,188
10/31/89                                    11,246           12,062     10,763          13,485          13,378                11,400
10/31/90                                    11,187           11,685     11,441          13,280          12,620                12,117
10/31/91                                    14,095           14,815     11,775          16,857          17,702                14,032
10/31/92                                    15,656           16,300     12,153          18,658          19,615                15,414
10/31/93                                    17,015           18,756     12,479          20,337          21,048                17,243
9/30/94                                     16,689           18,537     12,856          20,762          21,674                16,623
9/30/95                                     19,757           22,654     13,139          25,419          28,651                18,961
9/30/96                                     22,467           25,584     13,533          28,942          34,781                19,890
9/30/97                                     26,209           32,493     13,834          35,732          47,403                21,822
9/30/98                                     29,174           34,433     14,031          40,106          52,665                24,334

                                    CLASS B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
One year                                                      5.55%
Since inception (8/19/94)                                    13.61%
                                                        ML-Wilshire                                              Lehman Brothers
                                                    Capital Markets                               Russell 1000    Aggregate Bond
                                           Class B            Index        CPI   Blended Index    Growth Index             Index
8/19/94                                     10,000           10,000     10,000          10,000          10,000            10,000
9/30/94                                     10,003            9,952     10,067          10,209           9,863             9,860
9/30/95                                     11,316           12,162     10,289          12,499          11,816            10,677
9/30/96                                     12,953           13,735     10,598          14,231          13,020            10,926
9/30/97                                     15,184           17,445     10,833          17,570          16,645            11,704
9/30/98                                     16,913           18,486     10,987          19,720          15,819            12,483

ADVANTUS
SPECTRUM FUND
SEPTEMBER 30, 1998

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
One year                                                     10.57%
Since inception (3/1/95)                                     14.57%
                                                        ML-Wilshire
                                                    Capital Markets                               Russell 1000       Lehman Brothers
                                           Class C            Index        CPI   Blended Index    Growth Index  Aggregate Bond Index
3/01/95                                     10,000           10,000     10,000          10,000          10,000                10,000
9/30/95                                     11,263           11,626     10,146          12,243          11,980                10,818
9/30/96                                     12,713           13,130     10,450          13,940          13,201                11,081
9/30/97                                     14,731           16,676     10,682          17,210          16,876                11,870
9/30/98                                     16,288           17,672     10,834          19,317          16,039                12,660

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot buy even an unmanaged index fund without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

                                                                        ADVANTUS
                                                                   SPECTRUM FUND
                                                              SEPTEMBER 30, 1998

FIVE LARGEST STOCK HOLDINGS

                                                                 % OF
                                                   MARKET       STOCK
COMPANY                                  SHARES     VALUE     PORTFOLIO
---------------------------------------  ------  -----------  ----------
General Electric Company...............  40,752  $ 3,242,331      5.1%
Microsoft Corporation..................  19,000    2,091,188      3.3%
Tyco International Ltd.................  37,492    2,071,433      3.2%
Pfizer, Inc............................  16,800    1,779,750      2.8%
Bristol-Myers Squibb Company...........  16,100    1,672,388      2.6%
                                                 -----------      ---
                                                 $10,857,090     17.0%
                                                 -----------      ---
                                                 -----------      ---

BOND PORTFOLIO CHARACTERISTICS--QUALITY BREAKDOWN

                                                      % OF BOND
CATEGORY                                              PORTFOLIO
--------------------------------------------------  -------------
U.S. Treasury.....................................        36.2%
U.S. Government Agencies..........................        11.9%
AAA rated.........................................         8.3%
AA rated..........................................         8.8%
A rated...........................................        13.3%
BBB rated.........................................        14.8%
BB rated..........................................         6.7%
                                                         -----
                                                         100.0%
                                                         -----
                                                         -----

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Common Stocks                       68.9%
Preferred Stocks                     2.0%
Bonds                               26.4%
Cash and Other
Assets/Liabilities                   2.7%

ADVANTUS SPECTRUM FUND
INVESTMENTS IN SECURITIES

SEPTEMBER 30, 1998
(Percentages of each investment category relate to total net assets.)

                                                              MARKET
SHARES                                                       VALUE(a)
------                                                      -----------
COMMON STOCK (68.9%)
  CAPITAL GOODS (6.9%)
    Electrical Equipment (3.6%)
40,752   General Electric Company.........................  $ 3,242,331
                                                            -----------
    Manufacturing (2.3%)
37,492   Tyco International Ltd...........................    2,071,433
                                                            -----------
    Waste Management (1.0%)
18,128   Waste Management, Inc............................      871,277
                                                            -----------
  COMMUNICATION SERVICES (1.1%)
    Telecommunication (1.1%)
20,897   MCI Worldcom, Inc. (b)...........................    1,021,341
                                                            -----------
  CONSUMER CYCLICAL (12.5%)
    Auto (.8%)
23,600   Danaher Corporation..............................      708,000
                                                            -----------
    Building Materials (1.1%)
3,200    D.R. Horton Incorporated.........................       51,200
36,400   Masco Corporation................................      896,350
                                                            -----------
                                                                947,550
                                                            -----------
    Houseware (1.1%)
46,100   Leggett & Platt Incorporated.....................      956,575
                                                            -----------
    Lodging-Hotel (.2%)
8,100    Host Marriott Corporation (b)....................      102,769
3,900    Meristar Hospitality Corporation (b).............       66,544
3,900    Meristar Hotels & Resorts, Inc. (b)..............       10,725
2,700    Prime Hospitality Corporation (b)................       18,900
  800    Promus Hotel Corporation (b).....................       22,050
                                                            -----------
                                                                220,988
                                                            -----------
    Retail (4.6%)
90,200   Family Dollar Stores.............................    1,420,650
19,100   Home Depot, Inc..................................      754,450
23,000   Tandy Corporation................................    1,230,500

                                                              MARKET
SHARES                                                       VALUE(a)
------                                                      -----------
  CONSUMER CYCLICAL--CONTINUED
13,500   Wal-Mart Stores..................................  $   737,437
                                                            -----------
                                                              4,143,037
                                                            -----------
    Service (4.7%)
21,300   Equifax Incorporated.............................      760,144
5,600    Fairfield Communities, Inc. (b)..................       56,000
36,310   Omnicom Group....................................    1,633,950
16,800   Quintiles Transnational (b)......................      735,000
33,300   Service Corporation International................    1,061,437
                                                            -----------
                                                              4,246,531
                                                            -----------
  CONSUMER STAPLES (8.6%)
    Beverage (1.7%)
19,200   Coca-Cola Company................................    1,106,400
14,500   Pepsico, Inc.....................................      426,844
                                                            -----------
                                                              1,533,244
                                                            -----------
    Entertainment (1.9%)
52,500   Carnival Corporation.............................    1,670,156
                                                            -----------
    Household Products (1.7%)
39,800   Dial.............................................      820,875
10,290   Procter & Gamble Company.........................      729,947
                                                            -----------
                                                              1,550,822
                                                            -----------
    Retail (1.6%)
30,782   Safeway, Inc. (b)................................    1,427,515
                                                            -----------
    Service (1.1%)
12,700   Automatic Data Processing, Inc...................      949,325
                                                            -----------
    Tobacco (.6%)
12,600   Philip Morris Companies, Inc.....................      580,387
                                                            -----------
  ENERGY (.7%)
    Oil & Gas (.7%)
17,100   Anadarko Petroleum Corporation...................      672,244
                                                            -----------

              See accompanying notes to investments in securities.

                                                          ADVANTUS SPECTRUM FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                              MARKET
SHARES                                                       VALUE(a)
------                                                      -----------
  FINANCIAL (8.8%)
    Commercial Finance (1.0%)
17,100   Finova Finance Trust.............................  $   853,931
                                                            -----------
    Finance-Diversified (1.7%)
3,400    Asset Investors Corporation......................       50,575
8,500    Burnham Pacific Properties, Inc..................      118,469
3,400    Crescent Real Estate Equity Company..............       85,850
19,700   Federal Home Loan Mortgage Corporation...........      973,919
4,200    Patriot American Hospitality.....................       53,550
4,100    Simon Property Group, Inc........................      121,975
4,900    Starwood Lodging Trust...........................      149,450
                                                            -----------
                                                              1,553,788
                                                            -----------
    Insurance (2.3%)
2,701    American International Group.....................      207,977
10,100   Hartford Life....................................      426,725
14,500   Nationwide Financial Services....................      658,844
12,850   Sunamerica Incorporated..........................      783,850
                                                            -----------
                                                              2,077,396
                                                            -----------
    Investment Bankers/Brokers ( -- )
  336    Reckson Service Industries (b)...................          788
                                                            -----------
    Real Estate (.1%)
9,700    Catellus Development (b).........................      126,100
                                                            -----------
    Real Estate Investment Trust (3.7%)
1,600    Apartment Investment & Management Company........       60,400
4,300    Archstone Communities Trust......................       87,612
5,800    Arden Realty Group, Inc..........................      129,412

                                                              MARKET
SHARES                                                       VALUE(a)
------                                                      -----------
  FINANCIAL--CONTINUED
3,600    Avalon Bay Communities, Inc......................  $   122,625
6,900    Camden Property Trust............................      192,769
5,400    Carramerica Realty Corporation...................      123,187
8,700    Commercial Net Lease Realty......................      127,237
8,600    Corporate Office Properties......................       68,262
2,500    Eastgroup Properties.............................       47,187
1,400    Equity Residential Properties....................       59,062
2,900    Essex Property Trust.............................       89,900
3,900    Felcor Lodging Trust, Inc........................       94,819
5,800    First Industrial Realty Trust....................      147,900
1,900    Franchise Finance Corporation of America.........       52,131
6,000    Glenborough Realty Trust, Inc....................      127,500
3,700    Highwoods Properties, Inc........................      102,675
4,000    Home Properties New York, Inc....................      105,000
4,400    Innkeepers USA Trust.............................       52,250
5,600    Kilroy Realty....................................      128,800
4,700    Koger Equity Incorporated........................       88,125
2,100    Lennar Corporation...............................       46,856
2,300    LNR Property Corporation.........................       44,419
4,000    Macerich Company.................................      107,500
3,600    Mack-Cali Realty.................................      108,000
2,400    Meditrust Companies..............................       40,950
6,360    New Plan Excel Realty Trust......................      148,267
5,800    Pacific Gulf Properties, Inc.....................      116,725

              See accompanying notes to investments in securities.

ADVANTUS SPECTRUM FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                              MARKET
SHARES                                                       VALUE(a)
------                                                      -----------
  FINANCIAL--CONTINUED
5,500    Pan Pacific Retail Properties....................  $   102,437
6,200    Philips International Realty.....................       94,937
2,000    Public Storage Incorporated......................       53,625
6,300    Regency Realty Corporation.......................      144,506
6,200    Storage Trust Realty.............................      145,700
9,100    Sunstone Hotel Investors.........................       82,469
1,300    Trinet Corporation...............................       42,413
2,600    Urban Shopping Centers Incorporated..............       85,475
                                                            -----------
                                                              3,371,132
                                                            -----------
  HEALTH CARE (14.7%)
    Drugs (8.0%)
15,700   American Home Products Corporation...............      822,288
16,100   Bristol-Myers Squibb Company.....................    1,672,388
12,800   Eli Lilly & Company..............................    1,002,400
7,800    Merck & Co., Inc.................................    1,010,588
16,800   Pfizer, Inc......................................    1,779,750
9,200    Schering Plough Corporation......................      952,775
                                                            -----------
                                                              7,240,189
                                                            -----------
    Health Care-Diversified (3.6%)
18,900   Abbot Laboratories...............................      820,969
14,600   Johnson & Johnson................................    1,142,450
17,400   Warner-Lambert Company...........................    1,313,700
                                                            -----------
                                                              3,277,119
                                                            -----------
    Medical Products/Supplies (2.9%)
18,300   Guidant Corporation..............................    1,358,775
9,800    Safeskin Corporation (b).........................      309,313

                                                              MARKET
SHARES                                                       VALUE(a)
------                                                      -----------
  HEALTH CARE--CONTINUED
48,200   Sybron International Corporation (b).............  $   921,825
                                                            -----------
                                                              2,589,913
                                                            -----------
    Special Services (.2%)
6,500    Equity Corporation (b)...........................      146,250
                                                            -----------
  TECHNOLOGY (14.1%)
    Technology (14.1%)
19,300   BMC Software, Inc. (b)...........................    1,159,206
32,600   Cadence Design Systems, Inc. (b).................      833,338
24,900   Cisco Systems, Inc. (b)..........................    1,539,131
13,700   Dell Computer Corporation (b)....................      900,775
16,400   EMC Corporation (b)..............................      937,875
28,300   Galileo International, Inc.......................    1,068,325
20,100   HBO & Company....................................      580,388
16,100   Intel............................................    1,380,575
16,400   Lucent Technologies Incorporated.................    1,132,625
19,000   Microsoft Corporation (b)........................    2,091,188
20,350   Paychex Incorporated.............................    1,049,297
                                                            -----------
                                                             12,672,723
                                                            -----------
  TRANSPORTATION (.7%)
    Trucking (.7%)
20,700   CNF Transportation...............................      602,888
                                                            -----------
  UTILITIES (.8%)
    Electric Companies (.8%)
18,700   AES Corporation (b)..............................      693,069
                                                            -----------
Total common stock
 (cost: $49,926,775)......................................   62,018,042
                                                            -----------

              See accompanying notes to investments in securities.

                                                          ADVANTUS SPECTRUM FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                              MARKET
SHARES                                                       VALUE(a)
------                                                      -----------
PREFERRED STOCK (2.0%)
  FINANCIAL (2.0%)
    Real Estate Investment Trust (2.0%)
14,000   Duke Realty Investment, Inc.-7.99%...............  $   720,125
5,000    Nationwide Health Property, Inc.-7.68%...........      547,187

                                                              MARKET
SHARES                                                       VALUE(a)
------                                                      -----------
  FINANCIAL--CONTINUED
10,000   Prologis Trust-8.54%.............................  $   497,500
                                                            -----------
                                                              1,764,812
                                                            -----------
Total preferred stock
 (cost: $1,693,675).......................................    1,764,812
                                                            -----------

PRINCIPAL
----------
LONG-TERM DEBT SECURITIES (26.4%)
  GOVERMENT OBLIGATIONS (14.3%)
    U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (12.7%)
      U.S. Treasury (9.6%)
$1,750,000   US Treasury Note (e).............................       4.966%           05/15/06         1,239,175
   750,000   US Treasury Note.................................       5.500%           02/29/00           759,844
   850,000   US Treasury Note.................................       6.000%           02/15/26           951,204
 2,200,000   US Treasury Note.................................       6.375%           09/30/01         2,320,314
 3,100,000   US Treasury Note.................................       6.625%           03/31/02         3,322,812
                                                                                                 ---------------
                                                                                                       8,593,349
                                                                                                 ---------------
      Federal National Mortgage Association (FNMA) (3.1%)
 1,000,000   .................................................       5.625%           02/02/06         1,054,083
   750,000   .................................................       6.140%           03/24/03           764,662
   500,000   .................................................       6.250%           12/25/13           511,204
   500,000 (f) .................................................      6.500%          10/15/28           508,125
                                                                                                 ---------------
                                                                                                       2,838,074
                                                                                                 ---------------
    OTHER GOVERNMENT OBLIGATIONS (1.1%)
 1,000,000   Ontario Province (c).............................       5.500%           10/01/08         1,018,010
                                                                                                 ---------------
    STATE AND LOCAL GOVERNMENT OBLIGATIONS (.5%)
   399,001   Wyoming Community Development....................       6.850%           06/01/10           398,253
                                                                                                 ---------------
             Total goverment obligations (cost: $12,497,320)..................................        12,847,686
                                                                                                 ---------------
  CORPORATE OBLIGATIONS (12.1%)
    BASIC MATERIALS (1.3%)
      Chemicals (.7%)
   556,849   Ciba Geigy Corporation-144A Issue (d)............       7.240%           01/02/16           641,150
                                                                                                 ---------------
      Paper and Forest (.6%)
   500,000   International Paper Company......................       6.875%           07/10/00           512,282
                                                                                                 ---------------
    COMMUNICATION SERVICES (1.0%)
      Telephone (1.0%)
   900,000   Cable and Wireless Communication (c).............       6.625%           03/06/05           930,096
                                                                                                 ---------------

              See accompanying notes to investments in securities.

ADVANTUS SPECTRUM FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                                                     MARKET
PRINCIPAL                                                                                           VALUE(a)
----------                                                                                       ---------------
  CORPORATE OBLIGATIONS--CONTINUED
    CONSUMER CYCLICAL (.4%)
      Textiles (.4%)
$  500,000   Reliance Industries Limited-144A Issue (c)(d)....      10.250%           01/15/97   $       376,220
                                                                                                 ---------------
    CONSUMER STAPLES (1.7%)
      Entertainment (1.1%)
   900,000   Time Warner, Inc.................................       6.950%           01/15/28           937,476
                                                                                                 ---------------
      Household Products (.6%)
   500,000   Premark International, Inc.......................      10.500%           09/15/00           547,550
                                                                                                 ---------------
    FINANCIAL (7.2%)
      Banks (.7%)
   700,000   St. George Bank-144A Issue (c)(d)................       8.485%           12/31/49           658,840
                                                                                                 ---------------
      Collateralized Mortgage Obligations/Mortgage Revenue Bonds (2.8%)
   486,938   Bear Stearns Mortgage Securities, Inc............       8.000%           11/25/29           496,068
 1,250,000   PNC Bank Corporation.............................       6.728%           01/25/07         1,325,000
   645,624   Tyron Mortgage Funding...........................       7.750%           12/20/09           664,761
                                                                                                 ---------------
                                                                                                       2,485,829
                                                                                                 ---------------
      Finance-Diversified (.4%)
   700,000   Guangdong Enterprises-144A Issue (c)(d)..........       8.875%           05/22/07           377,741
                                                                                                 ---------------
      Investment Bankers/Brokers (.9%)
   750,000   Morgan Stanley Dean Witter.......................       6.875%           03/01/07           786,781
                                                                                                 ---------------
      Real Estate Investment Trust (1.5%)
   900,000   Bradley Operating LP.............................       7.000%           11/15/04           852,120
   500,000   Security Capital Pacific Trust...................       7.500%           02/15/14           511,377
                                                                                                 ---------------
                                                                                                       1,363,497
                                                                                                 ---------------
      Savings and Loans (.9%)
   800,000   Bank United Corporation..........................       8.875%           05/01/07           847,488
                                                                                                 ---------------
    UTILITIES (.5%)
      Electric Companies (.5%)
   500,000   Enersis S.A. (c).................................       6.900%           12/01/06           425,600
                                                                                                 ---------------
             Total corporate obligations (cost: $11,256,891)..................................        10,890,550
                                                                                                 ---------------
             Total long-term debt securities (cost: $23,754,211)..............................        23,738,236
                                                                                                 ---------------

              See accompanying notes to investments in securities.

                                                          ADVANTUS SPECTRUM FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                                                     MARKET
PRINCIPAL                                                                                           VALUE(a)
----------                                                                                       ---------------
SHORT-TERM SECURITIES (2.8%)
$  490,000   US Treasury Bill.................................       4.286%           12/10/98   $       486,027
 2,020,752   Federated Prime Obligation Fund, current rate 5.470%.............................         2,020,752
                                                                                                 ---------------
             Total short-term securities (cost: $2,506,757)...................................         2,506,779
                                                                                                 ---------------
             Total investments in securities (cost: $77,881,418)(g)...........................   $    90,027,869
                                                                                                 ---------------
                                                                                                 ---------------

Notes to Investments in Securities
----------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Fund held 4.2% of the net assets in foreign securities as of September 30, 1998.
(d) Represents ownership in a restricted security which has not been registered with the Security and Exchange Commission under the Securities Act of 1933. (See note 6 to the financial statements.) Information concerning the restricted securities held at September 30, 1998, which includes acquisition date and cost, is as follows:

                                         ACQUISITION
SECURITY:                                   DATE          COST
---------------------------------------  -----------   -----------
Ciba Geigy Corporation 144A Issue......    Various     $   556,849
St George Bank 144A Issue..............   06/12/97         700,000
Guangdong Enterprises 144A Issue.......   08/06/97         722,526
Reliance Industries Limited 144A
  Issue................................   10/15/97         539,040
                                                       -----------
                                                       $ 2,518,415
                                                       -----------
                                                       -----------

(e) For zero coupon issues, the interest rate disclosed is the effective yield at the date of acquisition.
(f) At September 30, 1998 the total cost of investments issued on a when-issued or forward commitment basis is $506,719.
(g) At September 30, 1998 the cost of securities for federal income tax purposes was $78,158,107. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $15,295,734
Gross unrealized depreciation..........   (3,425,972)
                                         -----------
Net unrealized appreciation............  $11,869,762
                                         -----------
                                         -----------

ADVANTUS SPECTRUM FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1998

                       ASSETS
Investments in securities, at market
 value--see accompanying schedule for
 detailed listing
 (identified cost: $77,881,418)........  $90,027,869
Cash in bank on demand deposit.........          122
Receivable for Fund shares sold........      112,814
Receivable for investment securities
 sold..................................    1,896,026
Accrued interest receivable............      226,119
Dividends receivable...................       87,178
                                         -----------
    Total assets.......................   92,350,128
                                         -----------
                    LIABILITIES
Payable for investment securities
 purchased.............................    2,232,517
Payable for Fund shares redeemed.......       73,287
Payable to Adviser.....................       68,033
Other payables.........................        6,409
                                         -----------
    Total liabilities..................    2,380,246
                                         -----------
Net assets applicable to outstanding
 capital stock.........................  $89,969,882
                                         -----------
                                         -----------
Represented by:
  Capital stock--authorized 10 billion
   shares (Class A--2 billion shares,
   Class B--2 billion shares, Class
   C--2 billion shares and 4 billion
   shares unallocated) of $.01 par
   value (note 1)......................  $    54,588
  Additional paid-in capital...........   73,031,215
  Undistributed net investment
   income..............................       20,815
  Accumulated net realized gains from
   investments.........................    4,716,813
  Unrealized appreciation on
   investments.........................   12,146,451
                                         -----------
    Total--representing net assets
     applicable to outstanding capital
     stock.............................  $89,969,882
                                         -----------
                                         -----------
Net assets applicable to outstanding
 Class A shares........................  $68,156,655
                                         -----------
                                         -----------
Net assets applicable to outstanding
 Class B shares........................  $17,751,117
                                         -----------
                                         -----------
Net assets applicable to outstanding
 Class C shares........................  $ 4,062,110
                                         -----------
                                         -----------
Shares outstanding and net asset value
 per share:
  Class A--Shares outstanding
   4,129,890...........................  $     16.50
                                         -----------
                                         -----------
  Class B--Shares outstanding
   1,080,408...........................  $     16.43
                                         -----------
                                         -----------
  Class C--Shares outstanding
   248,544.............................  $     16.34
                                         -----------
                                         -----------

                See accompanying notes to financial statements.

                                                          ADVANTUS SPECTRUM FUND
                                                         STATEMENT OF OPERATIONS
                                           FOR THE YEAR ENDED SEPTEMBER 30, 1998

Investment income:
  Interest.............................  $1,998,129
  Dividends............................     733,538
                                         ----------
      Total investment income..........   2,731,667
                                         ----------
Expenses:
  Investment advisory fee..............     517,339
  Distribution fees--Class A...........     236,909
  Distribution fees--Class B...........     155,257
  Distribution fees--Class C...........      30,090
  Administrative services fee..........      44,000
  Custodian fees.......................       5,631
  Auditing and accounting services.....      43,508
  Legal fees...........................       6,326
  Directors' fees......................       1,351
  Registration fees....................      46,417
  Printing and shareholder reports.....      43,128
  Insurance............................       5,039
  Other................................      13,211
                                         ----------
      Total expenses...................   1,148,206
                                         ----------
      Investment income--net...........   1,583,461
                                         ----------
Realized and unrealized gains on
 investments:
  Net realized gains on investments
   (note 3)............................   5,349,468
  Net change in unrealized appreciation
   or depreciation on investments......   1,790,594
                                         ----------
      Net gains on investments.........   7,140,062
                                         ----------
Net increase in net assets resulting
 from operations.......................  $8,723,523
                                         ----------
                                         ----------

                See accompanying notes to financial statements.

ADVANTUS SPECTRUM FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED SEPTEMBER 30, 1998 AND 1997

                                            1998         1997
                                         -----------  -----------
Operations:
  Investment income--net...............  $ 1,583,461  $ 1,756,488
  Net realized gain on investments.....    5,349,468    6,023,342
  Net change in unrealized appreciation
   or depreciation on investments......    1,790,594    3,276,722
                                         -----------  -----------
      Increase in net assets resulting
       from operations.................    8,723,523   11,056,552
                                         -----------  -----------
Distributions to shareholders from:
  Investment income--net:
    Class A............................   (1,322,444)  (1,534,364)
    Class B............................     (211,503)    (204,737)
    Class C............................      (43,052)     (34,898)
  Net realized gains on investments:
    Class A............................   (5,089,394)  (4,361,553)
    Class B............................   (1,075,477)    (645,070)
    Class C............................     (191,928)    (116,045)
                                         -----------  -----------
      Total distributions..............   (7,933,798)  (6,896,667)
                                         -----------  -----------
Capital share transactions (notes 4 and
 5):
  Proceeds from sales:
    Class A............................   14,488,116    8,900,153
    Class B............................    7,106,708    4,388,659
    Class C............................    3,764,605    1,433,237
  Proceeds from issuance of shares as a
   result of reinvested dividends:
    Class A............................    6,228,838    5,687,547
    Class B............................    1,212,158      812,290
    Class C............................      231,844      148,275
  Payments for redemption of shares:
    Class A............................  (16,214,526) (13,970,583)
    Class B............................   (3,190,571)  (1,129,359)
    Class C............................   (1,843,302)  (1,092,396)
                                         -----------  -----------
      Increase in net assets from
       capital share transactions......   11,783,870    5,177,823
                                         -----------  -----------
      Total increase in net assets.....   12,573,595    9,337,708
Net assets at beginning of year........   77,396,287   68,058,579
                                         -----------  -----------
Net assets at end of year (including
 undistributed net investment income of
 $20,815 and $14,353, respectively)....  $89,969,882  $77,396,287
                                         -----------  -----------
                                         -----------  -----------

                See accompanying notes to financial statements.

                                                          ADVANTUS SPECTRUM FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                              SEPTEMBER 30, 1998

(1) ORGANIZATION
    The Advantus Spectrum Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek the most favorable total return (including interest, dividends and capital appreciation) consistent with the preservation of capital.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than distribution fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Directors. Such fair values are determined using pricing services or prices quoted by independent brokers. Short-term securities are valued at market.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

    Delivery and payment for securities which have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations. As of September 30, 1998, the Fund had entered into outstanding when-issued or forward commitments of $506,719.

ADVANTUS SPECTRUM FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)
  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains (losses) may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS
    For the year ended September 30, 1998, purchases of securities and proceeds from sales, other than temporary investments in short-term securities, aggregated $123,689,805 and $114,417,284, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS
    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser) a wholly-owned subsidiary of Minnesota Life Insurance Company (Minnesota Life), formerly known as The Minnesota Mutual Life Insurance Company. Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent, Minnesota Life. Effective October 26, 1998, the Fund's transfer agent is First Data Investor Services Group, Inc. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .60 percent.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays distribution fees to Ascend Financial Services, Inc. (Ascend), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a fee up to .35 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services and other miscellaneous expenses.

                                                          ADVANTUS SPECTRUM FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS--(CONTINUED)
    The Fund pays an administrative services fee, equal to $3,700 per month, to Minnesota Life for accounting, auditing, legal and other administrative services which Minnesota Life provides. Prior to February 1, 1998, the administrative services fee was $3,600 per month. Effective October 26, 1998, Minnesota Life became the shareholder services agent for the Fund. Under the new shareholder and administrative services agreement, the administrative services fee remains unchanged, and for shareholder services performed by Minnesota Life, the Adviser will pay Minnesota Life an annual account servicing fee as agreed by the Adviser and Minnesota Life.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital.

    Sales charges received by Ascend for distributing the Fund's three classes of shares amounted to $418,271.

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $6,272.

(5) CAPITAL SHARE TRANSACTIONS
    Transactions in shares for the years ended September 30, 1998 and 1997 were as follows:

                                                            CLASS A                 CLASS B                CLASS C
                                                     ----------------------  ---------------------  ---------------------
                                                        1998        1997        1998       1997        1998       1997
                                                     ----------  ----------  ----------  ---------  ----------  ---------
Sold...............................................     875,321     568,090     426,818    283,462     225,999     92,091
Issued for reinvested distributions................     392,294     373,704      77,708     53,627      14,662      9,848
Redeemed...........................................    (974,480)   (894,370)   (192,699)   (76,625)   (110,505)   (71,057)
                                                     ----------  ----------  ----------  ---------  ----------  ---------
                                                        293,135      47,424     311,827    260,464     130,156     30,882
                                                     ----------  ----------  ----------  ---------  ----------  ---------
                                                     ----------  ----------  ----------  ---------  ----------  ---------

(6) RESTRICTED SECURITIES
    At September 30, 1998, investments in securities includes issues which generally cannot be offered for sale to the public without first being registered under the Securities Act of 1933 (restricted security). In the event the securities are registered, those carrying registration rights allow for the issuer to bear all the related costs; for issues without rights, the Fund may incur such costs. The Fund currently limits investments in securities that are not readily marketable, including restricted securities, to 10% of net assets at the time of the purchase. Securities are valued by procedures described in note
2. The aggregate value of restricted securities held by the Fund at September 30, 1998 was $2,053,951 which represents 2.3% of net assets.

(7) YEAR 2000 (UNAUDITED)
    In 1995, Minnesota Life began addressing computer systems requirements and applications to be Year 2000 ready. Based on a current study, Minnesota Life plans to spend approximately $14 million through 1999 to modify its computer information systems, enabling proper processing of transactions relating to the year 2000 and beyond. The Fund will not be charged for these expenses.

ADVANTUS SPECTRUM FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(8) FINANCIAL HIGHLIGHTS

    Per share data for a share of capital stock and selected information for each period are as follows:

                                                                            CLASS A
                                          ----------------------------------------------------------------------------
                                                                                           PERIOD FROM
                                                           YEAR ENDED                      NOVEMBER 1,
                                                          SEPTEMBER 30,                      1993 TO       YEAR ENDED
                                          ---------------------------------------------   SEPTEMBER 30,   OCTOBER 31,
                                              1998        1997       1996      1995(a)       1994(b)          1993
                                          ------------  ---------  ---------  ---------  ---------------  ------------
Net asset value, beginning of period....   $    16.40   $   15.53  $   14.79  $   13.28     $   13.92      $    13.63
                                          ------------  ---------  ---------  ---------       -------     ------------
Income from investment operations:
  Net investment income.................          .33         .39        .34        .45           .28             .29
  Net gains or losses on securities
   (both realized and unrealized).......         1.40        2.02       1.59       1.88          (.55)            .86
                                          ------------  ---------  ---------  ---------       -------     ------------
    Total from investment operations....         1.73        2.41       1.93       2.33          (.27)           1.15
                                          ------------  ---------  ---------  ---------       -------     ------------
Less distributions:
  Dividends from net investment
   income...............................         (.33)       (.39)      (.34)      (.44)         (.28)           (.31)
  Distributions from capital gains......        (1.30)      (1.15)      (.85)      (.38)         (.09)           (.55)
                                          ------------  ---------  ---------  ---------       -------     ------------
    Total distributions.................        (1.63)      (1.54)     (1.19)      (.82)         (.37)           (.86)
                                          ------------  ---------  ---------  ---------       -------     ------------
Net asset value, end of period..........   $    16.50   $   16.40  $   15.53  $   14.79     $   13.28      $    13.92
                                          ------------  ---------  ---------  ---------       -------     ------------
                                          ------------  ---------  ---------  ---------       -------     ------------
Total return (d)........................        11.31%      16.66%     13.72%     18.38%        (1.92)%          8.68%
Net assets, end of period
   (in thousands).......................   $   68,157   $  62,914  $  54,848  $  55,624     $  55,286      $   57,048
Ratio of expenses to average daily net
   assets...............................         1.19%       1.25%      1.26%      1.33%         1.27%(e)        1.22%
Ratio of net investment income to
   average daily net assets.............         1.98%       2.53%      2.28%      3.22%         2.24%(e)        2.16%
Portfolio turnover rate (excluding
   short-term securities)...............        139.8%      141.4%     140.5%     125.5%        124.5%           92.1%

---------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b) During 1994, the Fund changed its fiscal year end from October 31 to September 30.
(c) Commencement of operations
(d) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(e) Adjusted to an annual basis.
(f) Ratios presented for the period from August 19, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.

                                                                     CLASS B
                                          -------------------------------------------------------------
                                                                                          PERIOD FROM
                                                           YEAR ENDED                     AUGUST 19,
                                                         SEPTEMBER 30,                    1994(c) TO
                                          --------------------------------------------   SEPTEMBER 30,
                                            1998       1997       1996       1995(a)         1994
                                          ---------  ---------  ---------  -----------  ---------------
Net asset value, beginning of period....  $   16.34  $   15.47  $   14.74   $   13.27      $   13.36
                                          ---------  ---------  ---------  -----------        ------
Income from investment operations:
  Net investment income.................        .22        .30        .27         .39            .03
  Net gains or losses on securities
   (both realized and unrealized).......       1.39       2.02       1.56        1.84           .(03)
                                          ---------  ---------  ---------  -----------        ------
    Total from investment operations....       1.61       2.32       1.83        2.23             --
                                          ---------  ---------  ---------  -----------        ------
Less distributions:
  Dividends from net investment
   income...............................       (.22)      (.30)      (.25)       (.38)          (.09)
  Distributions from capital gains......      (1.30)     (1.15)      (.85)       (.38)            --
                                          ---------  ---------  ---------  -----------        ------
    Total distributions.................      (1.52)     (1.45)     (1.10)       (.76)          (.09)
                                          ---------  ---------  ---------  -----------        ------
Net asset value, end of period..........  $   16.43  $   16.34  $   15.47   $   14.74      $   13.27
                                          ---------  ---------  ---------  -----------        ------
                                          ---------  ---------  ---------  -----------        ------
Total return (d)........................      10.55%     16.02%     13.07%      17.62%          (.04)%
Net assets, end of period
   (in thousands).......................  $  17,751  $  12,556  $   7,860   $   3,131      $     140
Ratio of expenses to average daily net
   assets...............................       1.84%      1.90%      1.90%       1.99%           .23%(f)
Ratio of net investment income to
   average daily net assets.............       1.32%      1.89%      1.67%       2.30%           .37%(f)
Portfolio turnover rate (excluding
   short-term securities)...............      139.8%     141.4%     140.5%      125.5%         124.5%


                                                                CLASS C
                                          ----------------------------------------------------
                                                                                  PERIOD FROM
                                                       YEAR ENDED                  MARCH 1,
                                                     SEPTEMBER 30,                1995(c) TO
                                          ------------------------------------   SEPTEMBER 30,
                                             1998         1997         1996          1995
                                          ----------   ----------   ----------   -------------
Net asset value, beginning of period....  $    16.27   $    15.43   $    14.74   $      13.36
                                          ----------   ----------   ----------         ------
Income from investment operations:
  Net investment income.................         .24          .28          .28            .24
  Net gains or losses on securities
   (both realized and unrealized).......        1.36         2.01         1.52           1.43
                                          ----------   ----------   ----------         ------
    Total from investment operations....        1.60         2.29         1.80           1.67
                                          ----------   ----------   ----------         ------
Less distributions:
  Dividends from net investment
   income...............................        (.23)        (.30)        (.26)          (.29)
  Distributions from capital gains......       (1.30)       (1.15)        (.85)            --
                                          ----------   ----------   ----------         ------
    Total distributions.................       (1.53)       (1.45)       (1.11)          (.29)
                                          ----------   ----------   ----------         ------
Net asset value, end of period..........  $    16.34   $    16.27   $    15.43   $      14.74
                                          ----------   ----------   ----------         ------
                                          ----------   ----------   ----------         ------
Total return (d)........................       10.57%       15.87%       12.87%         12.63%
Net assets, end of period
   (in thousands).......................  $    4,062   $    1,926   $    1,351   $        199
Ratio of expenses to average daily net
   assets...............................        1.83%        1.90%        1.90%          2.00%(e)
Ratio of net investment income to
   average daily net assets.............        1.31%        1.88%        1.73%          2.17%(e)
Portfolio turnover rate (excluding
   short-term securities)...............       139.8%       141.4%       140.5%         125.5%

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Spectrum Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus Spectrum Fund, Inc. (the Fund) as of September 30, 1998 and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended and the financial highlights for the four years then ended, the period from November 1, 1993 to September 30, 1994 and for the year ended October 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased or sold but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 1998 and the results of its operations, changes in its net assets and financial highlights, for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Minneapolis, Minnesota
November 6, 1998

                                                          ADVANTUS SPECTRUM FUND
                                                  FEDERAL INCOME TAX INFORMATION

    The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal year ended September 30, 1998. Dividends for the 1998 calendar year will be reported to you on Form 1099-Div in late January 1999. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

CLASS A

PAYABLE DATE                                                                                                  PER SHARE
------------------------------------------------------------------------------------------------------------  ---------
Income distributions--taxable as dividend income, 20.8% qualifying for deduction by corporations
December 23, 1997...........................................................................................  $   .4433
March 25, 1998..............................................................................................      .0809
June 25, 1998...............................................................................................      .0826
September 24, 1998..........................................................................................      .0702
                                                                                                              ---------
                                                                                                              $   .6770
                                                                                                              ---------
                                                                                                              ---------
Capital gains distribution--taxable as long-term capital gains, 28% rate--60.24%, 20% rate--39.76%
December 17, 1997...........................................................................................  $   .9494
                                                                                                              ---------
                                                                                                              ---------

    The distribution of $.4433 payable on December 23, 1997 consisted of $.3555 from short-term capital gains (taxable as dividend income) and $.0878 from net investment income.

CLASS B

                                                                                                                 PER
PAYABLE DATE                                                                                                    SHARE
------------------------------------------------------------------------------------------------------------  ---------
Income distributions--taxable as dividend income, 20.8% qualifying for deduction by corporations
December 23, 1997...........................................................................................  $   .4189
March 25, 1998..............................................................................................      .0565
June 25, 1998...............................................................................................      .0572
September 24, 1998..........................................................................................      .0429
                                                                                                              ---------
                                                                                                              $   .5755
                                                                                                              ---------
                                                                                                              ---------
Capital gains distribution--taxable as long-term capital gains, 28% rate--60.24%, 20% rate--39.76%
December 17, 1997...........................................................................................  $   .9494
                                                                                                              ---------
                                                                                                              ---------

    The distribution of $.4189 payable on December 23, 1997 consisted of $.3555 from short-term capital gains (taxable as dividend income) and $.0634 from net investment income.

ADVANTUS SPECTRUM FUND
FEDERAL INCOME TAX INFORMATION--CONTINUED

CLASS C

PAYABLE DATE                                                                                                  PER SHARE
------------------------------------------------------------------------------------------------------------  ---------
Income distributions--taxable as dividend income, 20.8% qualifying for deduction by corporations
December 23, 1997...........................................................................................  $   .4209
March 25, 1998..............................................................................................      .0559
June 25, 1998...............................................................................................      .0593
September 24, 1998..........................................................................................      .0451
                                                                                                              ---------
                                                                                                              $   .5812
                                                                                                              ---------
                                                                                                              ---------
Capital gains distribution--taxable as long-term capital gains, 28% rate--60.24%, 20% rate--39.76%
December 17, 1997...........................................................................................  $   .9494
                                                                                                              ---------
                                                                                                              ---------

    The distribution of $.4209 payable on December 23, 1997 consisted of $.3555 from short-term capital gains (taxable as dividend income) and $.0654 from net investment income.

                                                            SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that apply to a particular Fund.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account--subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same class) just by calling our toll free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly from one Advantus Fund to another Advantus Fund (with identical registrations within the same class) to diversify your investment portfolio and take advantage of dollar-cost averaging.

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums out of your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

SPECIAL PURCHASE PLANS: Special purchase plans enable you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets). The Automatic Investment Plan allows you to invest automatically each month from your checking or savings account.

IRAS, OTHER QUALIFIED PLAN: You can use the Advantus Family of Funds for your Traditional or Roth Individual Retirement Account or other qualified plan including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k), Money Purchase or Defined Benefit plans.

GROUP INVESTMENT PLAN: This plan provides employers and employees with a convenient means for investing in the funds through payroll deduction.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the

Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every transaction you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 8 a.m. to 4:45 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

HOW TO INVEST

    You can invest in one or more of the ten Advantus Funds through a local Registered Representative of Ascend Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005).

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use the Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

    Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., selects the Fund's investments.)

    Advantus Capital Management, Inc. manages twelve mutual funds containing $2.6 billion in assets in addition to $11.1 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 13 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund

Advantus Horizon Fund

Advantus Spectrum Fund

Advantus Enterprise Fund

Advantus Cornerstone Fund

Advantus Money Market Fund

Advantus Mortgage Securities Fund

Advantus International Balanced Fund

Advantus Venture Fund

Advantus Index 500 Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                        [ADVANTUS -TM- FAMILY OF FUNDS]
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-800-AFS-1838
                                (1-800-237-1838)

ASCEND FINANCIAL SERVICES, INC.                         BULK RATE
400 ROBERT STREET NORTH                             U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                ST. PAUL, MN
                                                     PERMIT NO. 3547

ADDRESS SERVICE REQUESTED

F.48639 Rev. 11-1998